Earnings Per Share and Stockholders' Equity	12 Months Ended
Dec. 31, 2023
Earnings Per Share and Stockholders' Equity
16. Earnings Per Share and Stockholders’ Equity
Earnings Per Share
Basic and diluted net income per share of common stock for the years ended December 31, 2023, 2022 and 2021 was calculated as follows:

	Year Ended December 31,
	2023	2022	2021
Net Income for Per Share of Common Stock Calculations
Net Income Attributable to Blackstone Inc., Basic and Diluted	$1,390,880	$1,747,631	$5,857,397

Shares/Units Outstanding
Weighted-Average Shares of Common Stock Outstanding, Basic	755,204,556	740,664,038	719,766,879
Weighted-Average Shares of Unvested Deferred Restricted Common Stock (a)	215,380	278,361	358,164

Weighted-Average Shares of Common Stock Outstanding, Diluted	755,419,936	740,942,399	720,125,043

Net Income Per Share of Common Stock
Basic	$1.84	$2.36	$8.14

Diluted	$1.84	$2.36	$8.13

Dividends Declared Per Share of Common Stock (b)	$3.32	$4.94	$3.57

(a)	For the year ended December 31, 2023, this includes shares to be issued under the contingently issuable share model for an acquisition-related compensation arrangement.
(b)
Dividends declared reflects the calendar date of the declaration for each distribution. The fourth quarter dividends, if any, for any fiscal year will be declared and paid in the subsequent fiscal year.

In computing the dilutive effect that the exchange of Blackstone Holdings Partnership Units would have on Net Income Per Share of Common Stock, Blackstone considered that net income available to holders of shares of common stock would increase due to the elimination of non-controlling
interests in Blackstone Holdings, inclusive of any tax impact. The hypothetical conversion may be dilutive to the extent there is activity at Blackstone Inc. level that has not previously been attributed to the non-controlling
interests or if there is a change in tax rate as a result of a hypothetical conversion.
The following table summarizes the anti-dilutive securities for the periods indicated:

	Year Ended December 31,
	2023	2022	2021
Weighted-Average Blackstone Holdings Partnership Units	460,897,953	466,083,269	486,157,205
Stockholders’ Equity
As of December 31, 2023, Blackstone had 10 billion shares of preferred stock authorized with a par value of $0.00001 per share, of which (a) 999,999,000 shares are designated as Series I preferred stock and (b) 1,000 shares are designated as Series II preferred stock. The remaining nine billion shares may be designated from time to time in accordance with Blackstone’s certificate of incorporation. There was one share of Series I preferred stock and one share of Series II preferred stock issued and outstanding as of December 31, 2023.
Under Blackstone’s certificate of incorporation and Delaware law, holders of Blackstone’s common stock are entitled to vote, together with holders of Blackstone’s Series I preferred stock, voting as a single class, on a number of significant matters, including certain sales, exchanges or other dispositions of all or substantially all of Blackstone’s assets, a merger, consolidation or other business combination, the removal of the Series II Preferred Stockholder and forced transfer by the Series II Preferred Stockholder of its shares of Series II preferred stock and the designation of a successor Series II Preferred Stockholder. The Series II Preferred Stockholder elects Blackstone’s directors. Holders of Blackstone’s Series I preferred stock and Series II preferred stock are not entitled to dividends from Blackstone, or receipt of any of Blackstone’s assets in the event of any dissolution, liquidation or winding up. Blackstone Partners L.L.C. is the sole holder of the Series I preferred stock and Blackstone Group Management L.L.C. is the sole holder of the Series II preferred stock.
Share Repurchase Program
On December 7, 2021, Blackstone’s board of directors authorized the repurchase of up to $2.0 billion of common stock and Blackstone Holdings Partnership Units. Under the repurchase program, repurchases may be made from time to time in open market transactions, in privately negotiated transactions or otherwise. The timing and the actual numbers repurchased will depend on a variety of factors, including legal requirements, price and economic and market conditions. The repurchase program may be changed, suspended or discontinued at any time and does not have a specified expiration date.
During the year ended December 31, 2021, Blackstone repurchased 10.3 million shares of common stock at a total cost of $1.2 billion. During the year ended December 31, 2022, Blackstone repurchased 3.9 million shares of common stock at a total cost of $392.0 million. During the year ended December 31, 2023, Blackstone repurchased 3.7 million shares of common stock at a total cost of $351.3 million. As of December 31, 2023, the amount remaining available for repurchases under the program was $756.8 million.
Shares Eligible for Dividends and Distributions
As of December 31, 2023, the total shares of common stock and Blackstone Holdings Partnership Units entitled to participate in dividends and distributions were as follows:

Shares/Units
Common Stock Outstanding	719,358,114
Unvested Participating Common Stock	38,680,985

Total Participating Common Stock	758,039,099
Participating Blackstone Holdings Partnership Units	458,544,363

1,216,583,462